                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of December, 1996.



                                       /s/ Robert W. Fiondella
                                       ____________________________________
                                       Robert W. Fiondella

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of December, 1996.



                                       /s/ Bernard Kelly
                                       ____________________________________
                                       Bernard Kelly

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1996.



                                       /s/ Wendy Luscombe
                                       ____________________________________
                                       Wendy Luscombe

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of December, 1996.



                                       /s/ Edward P. Lyons
                                       ____________________________________
                                       Edward P. Lyons

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of December, 1996.



                                       /s/ Philip R. McLoughlin
                                       ____________________________________
                                       Philip R. McLoughlin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1996.



                                       /s/ David W. Searfoss
                                       ____________________________________
                                       David W. Searfoss

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December, 1996.

                                       /s/ Donald H. Trautlein
                                       ____________________________________
                                       Donald H. Trautlein

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-3 of the Company and any and all amendments, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of December, 1996.

                                       /s/ Wilson Wilde
                                       ____________________________________
                                       Wilson Wilde